As Filed with the Securities and Exchange Commission on June 23, 2005

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 26, 2005
Date of Report (Date of Earliest Event Reported)

CAPITAL BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee	000-51114	62-1848668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 West End Avenue, Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 327-9000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 26, 2005, Capital Bancorp, Inc., mailed a letter to its shareholders. A copy of that letter, and the exhibits to that letter, are attached as Exhibit 99.1 to this Current Report. The registrant hereby incorporates by reference into this Item 7.01 the information set forth in its letter, dated May 26, 2005, a copy of which is included as an exhibit to this Current Report. This amendment provides a corrected copy of the exhibits. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Exhibits. The following exhibit is furnished in accordance with Item 601 of Regulation S-K and Instruction B.2 to Form 8-K:

Exhibit 99.1 Letter to Shareholders dated May 26, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.
June 22, 2005	By:	/s/ R. Rick Hart R. Rick Hart, Chairman, President & CEO